UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to 240.14a-12

NORTHWAY FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHWAY FINANCIAL, INC.	April 18, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 30, 2006 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

At the annual meeting you will be asked to consider and act upon the following:

(1)	to elect two (2) class III directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2)	to transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. You are urged to promptly sign, date and mail the enclosed proxy in the postage-paid envelope provided for your convenience.

This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

Very truly yours,

/s/ William J. Woodward
William J. Woodward
Chairman of the Board

9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

NORTHWAY FINANCIAL, INC.
9 Main Street
Berlin, New Hampshire 03570
Telephone 603-752-1171

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 30, 2006

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 30, 2006 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

(1)	To elect two (2) class III directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2)	To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 31, 2006 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Joseph N. Rozek
Joseph N. Rozek
Secretary

Berlin, New Hampshire
April 18, 2006

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NORTHWAY FINANCIAL, INC.
9 Main Street
Berlin, New Hampshire 03570
Telephone 603-752-1171

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 30, 2006

This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire corporation ("Northway"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 30, 2006, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed on or about April 18, 2006 to stockholders of record at the close of business on March 31, 2006 in connection with the solicitation.

At the close of business on March 31, 2006, there were outstanding and entitled to vote 1,491,174 shares of Northway’s common stock, par value of $1.00 per share.

Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on March 31, 2006 shall be entitled to vote at the Meeting.

The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Joseph N. Rozek, Secretary, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Meeting in person, notifying the Secretary, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

Northway will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of Northway, and by personal interviews, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Northway may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. Northway may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and “broker non-votes” (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A “broker non-vote” is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter and with respect to which the broker or other nominee does not have discretionary voting power.

Northway is a New Hampshire corporation and the parent of Northway Bank1 (“Bank”), a New Hampshire-chartered bank based in Berlin, New Hampshire, Northway Capital Trust I (“NCT I”), a Delaware statutory business trust, and Northway Capital Trust II (“NCT II”), a Delaware statutory business trust. Unless the context otherwise requires, references herein to the “Company” include Northway Financial, Inc. and its consolidated subsidiary, Northway Bank.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees and Directors Continuing in Office

Northway's Board of Directors is currently composed of nine members. Northway's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, with all classes as nearly equal as possible in size. Each director is elected for a three-year term and the terms are staggered so that only one class is elected by the stockholders annually.

At the Meeting, two directors will be elected to serve for a three-year term until the 2009 Annual Meeting, and until their successors are duly elected and qualified. The Board of Directors has nominated for election Frederick C. Anderson and Brien L. Ward, each of whom is a current member of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote for the election of the foregoing nominees unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend. In the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as “votes cast” for purposes of electing directors and, therefore, will not affect the election of the directors.

The Board of Directors unanimously recommends a vote "For" all of the nominees for director of Northway.

[1]	On October 1, 2005, The Berlin City Bank (“BCB”) was renamed Northway Bank. Also, on October 1, 2005, The Pemigewasset National Bank of Plymouth, New Hampshire (“PNB”) was merged into Northway Bank.

Information Concerning Directors and Nominees

The following table sets forth the name and age, other positions held with the Company, term of office and period served, business experience, and certain other information, as of March 31, 2006, with respect to each nominee and each director continuing in office. The information was provided by the persons named.

Name and Business Experience for Past Five Years	Age	Director Since	Term To Expire	Shares of Common Stock Beneficially Owned at Mar. 31, 2006(1)		Percent of Common Stock Ownership(1)

NOMINEES OF THE BOARD

Anderson, Frederick C.	54	2002	2009	1,145	(2)	****
President and CEO, NH Electric Cooperative, Inc.

Ward, Brien L.	53	2002	2009	167	(3)	****
Attorney

DIRECTORS CONTINUING IN OFFICE

Adams, Fletcher W.	69	1997	2007	54,500	(4)	3.65%
Vice-Chairman of the Board, Northway Financial, Inc.

Hanson, Jr., Arnold P.	56	1997	2007	19,312	(5)	1.30%
President, Isaacson Structural Steel, Inc

Noyes, John H.	59	1997	2007	24,708	(6)	1.66%
President, Noyes Insurance Agency, Inc.

Woodward, William J.	60	1997	2007	92,088		6.18%
Chairman of the Board, President, Chief Executive Officer, Northway Financial, Inc. and Northway Bank

Boucher, Stephen G.	59	1999	2008	1,000		****
Chief Executive Officer and Chairman of the Board, Airmar Technology Corp.

Name and Business Experience for Past Five Years	Age	Director Since	Term To Expire	Shares of Common Stock Beneficially Owned at Mar. 31, 2006(1)		Percent of Common Stock Ownership(1)

DIRECTORS CONTINUING IN OFFICE

Kelley, Barry J.	56	1997	2008	42,439	(7)	2.85%
President, White Mountain Lumber, Co.

Labnon, Randall, G.	52	1997	2008	3,072		****
General Manager, Town & Country Motor Inn
_________________________

****Owns less than 1% of Northway’s outstanding common stock.
(1)
Included in the shares listed as “beneficially owned” and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 8,500 prior to October 17, 2010) and Mr. Adams (3,500 prior to June 15, 2009).

(2)	Includes 104 shares owned jointly with son.
(3)	Shares owned jointly with spouse.
(4)	Includes 51,000 shares held in trust for which Mr. Adams serves as trustee.
(5)	Includes 19,000 shares held in a trust for which Mr. Hanson serves as trustee and 312 shares owned jointly with spouse.
(6)	Includes 14,185 shares held in a trust for which Mr. Noyes serves as trustee and 10,523 shares held in a trust for which Mr. Noyes has Power of Attorney.
(7)	Includes 33,246 shares owned jointly with spouse and 3,135 shares owned by spouse for which Mr. Kelley may be deemed the beneficial owner.

The Board of Directors has determined that the following directors, who comprise a majority of the Board of Directors, Fletcher W. Adams, Arnold P. Hanson, Jr., John H. Noyes, Stephen G. Boucher, Barry J. Kelley, Randall G. Labnon, Frederick C. Anderson, and Brien L. Ward, are “independent” under the Nasdaq Stock Market rules.

Meetings and Committees of the Board of Directors

The Board of Directors of Northway held thirteen (13) meetings during the calendar year ended December 31, 2005. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he was a member in 2005.

Northway does not require Directors to attend the annual meeting of stockholders. Northway does, however, schedule a meeting of its Board of Directors on the same day as the annual meeting of stockholders to facilitate each Director’s attendance at the annual meeting of stockholders. All members of Northway’s Board of Directors attended Northway’s annual meeting of stockholders held May 31, 2005.

Directors of Northway are paid an annual retainer fee of $11,000 for service on the Board. In addition, Committee members, including chairpersons are paid $600 for each Committee meeting attended. The chairperson for the Audit & Compliance Committee and the Human Resources, Compensation and Nominating Committee receives an additional annual fee of $8,500. Directors who also serve on the Executive Committee receive an additional annual fee of $12,000. The Vice Chairman of the Board, Mr. Adams, receives an annual fee of $33,000.

The following sets forth the current members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

EXECUTIVE/INVESTMENT COMMITTEE

MEMBERS:	William J. Woodward, Chairman, Fletcher W. Adams and John H. Noyes

FUNCTION:	The Executive/Investment Committee generally has the authority to exercise the power of the full Board during intervals between meetings of the Board.

NUMBER OF MEETINGS:	This Committee meets on a bi-weekly basis.

AUDIT AND COMPLIANCE COMMITTEE

MEMBERS:	Arnold P. Hanson, Jr., Chairman, Frederick C. Anderson, Barry J. Kelley and Brien L. Ward.

FUNCTION:
The purposes of the Audit and Compliance Committee are to (i) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, and to (ii) assist the Board of Directors in its oversight of (a) the integrity of the Company’s financial statements, and (b) the qualifications, independence and performance of the Company’s independent auditors.

In order to achieve these purposes, the Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s (i) independent certified public accounting firm engaged in the capacity of independent auditor, (ii) other accounting firms engaged to perform various assignments which fall under the oversight responsibilities of this Committee, and (iii) Internal Auditor. The independent auditor and the Internal Auditor will report directly to this Committee. Other accounting firms will report either to this Committee, or to an appropriate Company officer, depending on their assignment(s).

This Committee also is responsible for oversight of the Company’s Loan Review Officer, who is appointed by Management, but reports directly to this Committee.

This Committee also is responsible for the oversight of the work performed by the Company’s Compliance Officer, who reports directly to the Chief Financial Officer.

This Committee reviews the results of each regulatory examination.

The Audit and Compliance Committee operates under a written charter reviewed and approved by the Board of Directors, a copy of which is included as Appendix A to this proxy statement.

The Board of Directors has determined that no member of the Audit and Compliance Committee meets the specific qualifications of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The Board believes that, taking into account the relative breadth and complexity of the Company's financial statements, the current members of the Audit and Compliance Committee possess the requisite level of financial expertise to perform their responsibilities effectively.

NUMBER OF MEETINGS:	This Committee met five (5) times during the 2005 fiscal year.

HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE

MEMBERS:	Stephen G. Boucher, Chairman, Fletcher W. Adams, Randall G. Labnon and John H. Noyes.

FUNCTION:
This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the Company has the programs necessary to attract and retain competent professionals at all levels. The Human Resources, Compensation and Nominating Committee does not currently have a written charter, but operates under a Board Resolution which has approved corporate governance documents that provide guidance for oversight of executive compensation and the Director nomination process.

Further, this Committee selects nominees for election as directors of Northway. This Committee nominated the persons standing for election at the 2006 Annual Meeting.

Historically, Northway has not received any proposals from stockholders recommending director candidates to be nominated for membership on the Board of Northway. Consequently, the Board of Directors has not viewed the development of a formal policy regarding the consideration of any director candidates recommended by stockholders to be necessary, and this Committee does not have such a formal policy. A stockholder wishing to nominate a director separately from the slate of directors nominated by Northway should follow the procedures described in this proxy statement under the heading “Stockholder Proposals.”

The Board of Directors has adopted, based on this Committee’s recommendations, certain guidelines regarding “Director Role and Qualifications,” that must be met by an individual in order to be considered for nomination by this Committee to Northway’s Board of Directors. In addition to possessing strong personal qualifications such as, good character, sound judgment, diligence, and ability to think critically and strategically, this Committee considers a broad range of other factors in evaluating potential candidates for Northway’s Board of Directors. These factors include, without limitation, specialized skills, knowledge, expertise, business contacts and relationships, and the ability to commit appropriate time to the duties of a director. The perceived needs of the overall Board of Directors are also considered. In identifying nominees, the Committee would consider recommendations from directors, management and third parties.

NUMBER OF MEETINGS:	This Committee met five (5) times during the 2005 fiscal year.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with Northway's Board of Directors should address their inquiries to Northway's Chief Financial Officer by mail sent to Northway's main address at 9 Main Street, Berlin, New Hampshire 03570.  The mailing envelope should contain a clear notification indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication."  All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors.  All communications will be reviewed by Northway's Chief Executive Officer who will determine whether the communication will be relayed to the Board.  Except for resumes, sales and marketing communications, or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board.

Executive Officers

The following sets forth information regarding the executive and key officers of the Company, the position or office held by each of them, and the date from which they have continually served as executive officers. Pursuant to the by-laws of Northway, the President and Senior Vice Presidents of Northway hold office until the first meeting of the Directors following the next annual meeting of stockholders, or any special meeting held in lieu thereof. Other officers shall hold office for the same term as described above, unless a shorter term is specified in the vote electing or appointing them.

Name	Age	Executive Officer Since
William J. Woodward	60	1989
Chairman, President, and Chief Executive Officer Northway Financial, Inc. and Northway Bank

Richard T. Brunelle	63	1996
Senior Vice President, Northway Bank

John A. Gobel	61	2004
Senior Vice President, Northway Financial, Inc. and Northway Bank

Ronald P. Goudreau	52	2003
Senior Vice President, Northway Financial, Inc. and Northway Bank

Robert F. Howe	60	2003
Senior Vice President, Northway Bank

Richard P. Orsillo	56	2001
Senior Vice President and Chief Financial Officer, Northway Financial, Inc. and Northway Bank

John H. Stratton, Jr.	59	1990
Senior Vice President, Northway Financial, Inc. and Northway Bank

William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of Northway since 1997. In addition, he has served as President and Chief Executive Officer of the Bank, formerly named BCB, since 1994 and has served as Chairman of the Board of Directors of the Bank, since 1989. He became a Director of the Bank in 1975. He had served as Chief Executive Officer of PNB from 2002, as President of PNB from 2004 and as a director of PNB from 1997, all until the merger of PNB into BCB in October 2005.

Richard T. Brunelle has served as Senior Vice President of the Bank, formerly named BCB, since April 1996 and of PNB from 2001 until the merger of PNB into BCB in October 2005. He is responsible for the commercial lending division. From 1991 until his promotion to Senior Vice President, Mr. Brunelle served BCB as Vice President and Senior Commercial Lender.

John A. Gobel has served as Senior Vice President of Northway Financial, Inc. since September 2004 and as Senior Vice President of the Bank since October 2005. He is responsible for the Information Technology division. For the five years prior to joining Northway, Mr. Gobel served as Vice President, Senior Technology Officer for Camden National Bank

Ronald P. Goudreau has served as Senior Vice President and Operations Officer of the Company since 2003. He is responsible for both deposit and loan operations. Prior to joining the Company, he served as Senior Compliance Examiner of the Federal Deposit Insurance Corporation from 1992 to 2003.

Robert F. Howe has served as Senior Vice President of the Bank, formerly named BCB, since October 1998 and is responsible for the consumer lending division. From 1998 until September 2004, he was responsible for the indirect lending division.

Richard P. Orsillo has served as Senior Vice President and Chief Financial Officer of the Company since 2002. From December 1998 until his promotion to Senior Vice President, he served as Vice President and Corporate Controller of the Company, BCB and PNB.

John H. Stratton, Jr. has served as Senior Vice President of the Company since 2003. He is responsible for the retail banking division. Prior to assuming this position, he served as Senior Vice President of BCB from 1990, where he was responsible for the BCB retail banking division.

Security Ownership of Management and Principal Stockholders

The following table sets forth, as of March 31, 2006, the beneficial ownership of common stock by (i) each of the executive officers named under “Executive Compensation” below and (ii) all directors and executive officers as a group; and (iii) each person, including any group of persons, known by Northway to beneficially own five percent (5%) or more of the outstanding common stock. See “Information Concerning Directors and Nominees” above for the beneficial ownership of common stock by Mr. Adams and other directors of Northway.

Name	Shares of Common Stock Beneficially Owned(1)	Percent of Shares of Common Stock Ownership(1)
Executive Officers
William J. Woodward	92,088	6.18%
Richard T. Brunelle	5,250	****
Richard P. Orsillo	1,802	****
John H. Stratton, Jr.	6,432	****
John A. Gobel	-	n/a

Directors and executive officers as a group (15 persons)	253,915	17.03%

**** Owns less than 1% of Northway’s common stock.
(1)
Included in the shares listed as “beneficially owned” and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 8,500 prior to October 17, 2010), Mr. Brunelle (2,000 prior to June 15, 2009 and 3,000 prior to October 17, 2010), Mr. Orsillo (1,500 prior to October 17, 2010), and Mr. Stratton (2,000 prior to June 15, 2009 and 3,000 prior to October 17, 2010). Additionally, included in the shares listed as “beneficially owned” and in the calculation of common stock ownership for directors and executive officers as a group there are 2,000 shares which other executive officers not listed have the right to acquire prior to October 17, 2010, pursuant to vested stock options granted under Northway’s 1999 Stock Option and Grant Plan.

5% Holder

Name and Address	Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Ownership
1. Jeffrey L. Gendell(1)	146,801	9.84%
55 Railroad Avenue, 3rd Floor Greenwich CT 06830

(1)	Shares voting power through Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Tontine Overseas Associates, L.L.C.

Executive Compensation

The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2005, 2004, and 2003, of those persons who were, at December 31, 2005: (i) the chief executive officer of the Company and (ii) the other four most highly compensated executive officers (collectively, the “Named Executive Officers”).

Summary Compensation Table
		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other(1) Compensation
William J. Woodward	2005	$311,769	$15,588	$4,712
Chairman, President and	2004	300,000	6,5008,210	5,125
Chief Executive Officer	2003	276,000	30,520,500	4,000

Richard T. Brunelle	2005	140,308	7,028	2,806
Senior Vice President	2004	132,269	2,645	3,307
Northway Bank	2003	125,193	5,008	2,408

John A. Gobel	2005	115,000	5,842	1,150
Senior Vice President	2004	34,942	839	7,000
	2003	-	-	-

Richard P. Orsillo	2005	136,000	6,800	2,720375
Senior Vice President	2004	128,000	2,560	3,251
and Chief Financial Officer	2003	121,000	4,840	2,420

John H. Stratton, Jr.	2005	130,615	6,562	2,612
Senior Vice President	2004	126,692	2,534	3,218
	2003	122,462	4,898	2,449

(1)
The compensation reported in this column is comprised of: (a) amounts allocated to the accounts of the Named Executive Officers in connection with Northway’s Profit Sharing Planing Plan. During 2005 no amounts were allocated in connection with Northway’s Profit Sharing Plan. During 2004 the amounts allocated to Northway’s Profit Sharing Plan were as follows: Mr. Woodward, $1,025; Mr. Brunelle, $661; Mr. Orsillo, $640; and Mr. Stratton, $633. During 2003 no amounts were allocated in connection with Northway’s Profit Sharing Plan.; (b) with respect to Mr. Gobel, during 2004, $7,000 in relocation expenses; (c) with respect to Mr. Woodward, $512 associated with an auto lease; and (d) employer matching contributions allocated to the accounts of the Named Executive Officers in connection with Northway’s 401(k) Plan.

Aggregate Option/SAR Exercises in Last Fiscal Year
and Fiscal Year-End Option/SAR Values

The following table shows stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 2005. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of December 31, 2005. Also reported are the values for “in-the money” options, which represent the positive spread between the exercise price of any such existing options and the year-end closing price of Northway’s common stock.

Name	Shares Acquired On Exercise (#)	Value Realized(1) ($)	Number of Securities Underlying Unexercised Options/SARs at FY- End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/ SARs at FY-End ($) Exercisable/ Unexercisable(1)
William J. Woodward	0	0	16,000/0	147,928/0
Richard T. Brunelle	0	0	5,000/0	48,075/0
John A. Gobel	0	0	0/0	0/0
Richard P. Orsillo	0	0	1,500/0	17,648/0
John H. Stratton, Jr.	0	0	5,000/0	48,075/0

(1)	Calculated using a market price of $34.39 per share.

Employment Contracts

Mr. Woodward has entered into an employment agreement with the Company. Pursuant to the employment agreement, he provides ongoing services to the Company on a full-time basis for a period of three years. This term is automatically renewed for a one year period commencing on each anniversary of the agreement unless either he or the Company gives written notice to the other electing not to extend the term. The employment agreement provides for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreement also provides that he is entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

In addition to certain confidentiality and non-compete provisions, the agreement provides that if Mr. Woodward is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the “Termination Benefits Period”); provided, that in the event he commences any employment or self-employment during the Termination Benefits Period, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary he receives from such employment or self-employment. In addition, if he receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

The employment agreement also provides for termination benefits if Mr. Woodward’s employment with the Company is terminated under certain circumstances following a “change of control.” If within 18 months following a change of control of the Company, his employment is terminated by the Company or its successor or by himself following the occurrence of certain adverse actions taken with respect to his employment, or if his employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to him (or his estate, if applicable) a lump-sum payment equal to 2.99 times his “base amount” (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended).

Key Employee Agreements

The Company has entered into Key Employee agreements with certain of the Named Executive Officers as well as two other senior officers of the Company. These agreements provide for payments to the officer upon the officer’s termination or resignation in connection with certain specified actions adverse to the officer’s employment status following a change in control of the Company. The amount of such payments ranges from 1.0 to 1.5 times such officer’s annual compensation.

Pension Plans

The Company maintains a noncontributory defined benefit pension plan covering all full-time and part-time employees who work at least 1,000 hours, have completed one year of service and have attained the age of 21. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service, limited to 30. The figures in this table are calculated based on the sum of one percent of final average earnings up to a covered compensation limit, plus 0.65 percent of final average earnings in excess of covered compensation, times years of service since January 1, 1999, up to 30. Final average earnings are defined as the five consecutive years out of the employee’s last ten years of employment during which compensation is highest. Covered compensation for the purpose of this calculation is currently $51,252.

AVERAGE COMPENSATION	YEARS OF SERVICE
	15	20	25	30+
$125,000	25,940	34,587	43,234	51,881
$150,000	32,128	42,837	53,547	64,256
$170,000	37,078	49,437	61,797	74,156
$175,000	38,315	51,087	63,859	76,631
$200,000	44,503	59,337	74,172	89,006
$225,000	46,235	61,647	77,059	92,471
$250,000	46,235	61,647	77,059	92,471

The compensation used to determine retirement benefits under the pension plan is calculated on the same basis as compensation set forth in the Summary Compensation Table except that under federal tax laws a maximum of $220,000 of compensation may be recognized. Benefits payable under the plan are not offset by social security benefits. The Named Executive Officers have each been credited with seven years of service since January 1, 1999 with the exception of Mr. Gobel who has been credited with one year of service. In addition, Mr. Brunelle and Mr. Stratton are entitled to receive a benefit from the pension plan based on the benefit formula and their compensation and service in effect as of December 31, 1998. The annual amount of this frozen benefit payable at age 65 in the form of a single life annuity is as follows: Mr. Brunelle: $8,416 and Mr. Stratton: $13,433.

Supplemental Executive Retirement Plan

Northway has a Supplemental Executive Retirement Plan (SERP) in which Mr. Woodward participates. Northway owns a Company-owned Life Insurance policy which is the funding mechanism for the SERP.

This SERP is an “account balance” type plan designed to provide retirement income to Mr. Woodward. Pre-retirement, Northway credits the participant’s account with a contribution at the end of each calendar year. Contributions to the account are equal to the excess (if any) of the gain in the associated life insurance contract over the cost of the funds expense as defined in the SERP. Contributions are not guaranteed by Northway.

The total retirement SERP benefit is as follows: Upon Mr. Woodward’s termination of employment for reasons other than death or for cause, the account balance is paid out to him in ten (10) equal annual installments on the first day of the month following the month in which employment is terminated. Upon death after retirement, the unpaid account balance, if any, is paid out in a lump sum to the named beneficiary. During retirement, an additional retirement payment, based on the policy gains associated with the prior calendar year, will also be paid on an annual basis until the executive’s death. In the event of Mr. Woodward’s death while employed by Northway, the SERP permits a death benefit of $2,000,000 be paid to his beneficiary.

Stock Performance Graph

The following graph compares the cumulative total stockholder return on Northway’s common stock (assuming $100 was invested on September 30, 1997, the date when Northway’s common stock became publicly traded, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
NWFI	$ 101.46	$ 115.50	$ 129.67	$ 129.16	$ 131.97
S&P 500	118.31	90.66	114.58	124.88	128.63
NASDAQ Bank Stocks	102.48	107.11	139.17	154.47	147.77

Equity Compensation Plan Information

The following table sets forth information regarding securities authorized for issuance under Northway’s equity compensation plans as of December 31, 2005:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	34,000	$25.00	127,750
Equity compensation plans not approved by security holders	-	-	-
Total	34,000	$25.00	127,750

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Board of Directors has established an Audit and Compliance Committee, whose members, as of December 31, 2005, are Arnold P. Hanson, Jr., Chairman; Frederick C. Anderson; Barry J. Kelly; and Brien L. Ward. The Board of Directors has determined that the members of the Audit and Compliance Committee are “independent” under the rules of the Nasdaq Stock Market. The Board of Directors has determined that the members of the Audit and Compliance Committee are “independent” under the rules of the Nasdaq Stock Market.

During 2005, the Audit and Compliance Committee reviewed and discussed the audited financial statements with the Company’s management and discussed with Shatswell, MacLeod & Company, P.C., the Company’s independent auditors, the matters required to be discussed by SAS No. 61 (Communication with Audit Committees) as amended by SAS No. 90 (Audit Committee Communications).

In addition, the Audit and Compliance Committee has also received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standards No. 1 (Independence Discussions with the Audit Committee) and has discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

The Audit and Compliance Committee has recommended to the Board of Directors that the audited financial statements be included in Northway’s Annual Report on Form 10-K for the year ended December 31, 2005, based on its review and the discussions described above.

298When considering the auditors’ independence, Northway’s Audit and Compliance Committee considered and concluded that the provision of the non-audit services above is compatible with maintaining the auditor’s independence.

Submitted by the members of the Audit and Compliance Committee.

Arnold P. Hanson, Jr., Chairman	Frederick C. Anderson
Barry J. Kelley	Brien L. Ward

THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT NORTHWAY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Fees Paid to Independent Auditors

The following table presents fees for professional audit services rendered by Shatswell, MacLeod & Company, P.C. for the audit of the Company’s annual financial statements for 2005 and 2004, and fees billed for other services rendered by Shatswell, MacLeod & Company, P.C.

	2005	2004
Audit-Related Fees	$98,910	$96,850
Tax Fees	13,000	11,800
All Other Fees[1]	6,000	6,000

[1]	Fees for certification of The Retirement Plan for the Employees of Northway Financial and for The Northway Financial, Inc. 401(k) and Profit Sharing Plan.

The Audit and Compliance Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the applicable rules of the Securities and Exchange Commission or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the “de minimus” provision in 2005. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit and Compliance Committee at its first meeting following such decision

REPORT OF THE HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE

General Policies

The Board of Directors has established a Human Resources, Compensation, and Nominating Committee whose responsibility is to recommend to the Board of Directors the approval of: (i) programs relating to compensation and benefits for all employees; (ii) compensation levels for all executive officers, including the Chief Executive Officer, (iii) nomination of Directors to serve on the Board of Directors of the parent company and its subsidiaries, and (iv) remuneration of Directors for their service on the Boards of the parent company and its subsidiaries. The Committee also will approve all of the strategic objectives assigned to the Chief Executive Officer, and will monitor and track throughout each year the progress made by the Chief Executive Officer toward achievement of those objectives. As of the date of the Meeting, this Committee will be comprised of four outside Directors whom the Board of Directors has determined to be “independent” under the rules of the Nasdaq Stock Market.

The base salary for the executive officers is set at an amount within an established salary range that reflects the executive’s position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company’s financial results.

CEO Compensation

In connection with Mr. Woodward’s employment agreement described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions and maintains an extensive data base for banks in various asset size groups.

Using a variety of established surveys concerning bank salaries, the Company’s consultant recommended a competitive salary range for Mr. Woodward. In connection with Mr. Woodward’s employment agreement, the consultant’s recommendation was subsequently approved by the Board.

Submitted by the members of the Human Resources and Compensation Committee.

Stephen G. Boucher, Chairman	Fletcher W. Adams
Randall G. Labnon	John H. Noyes

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has, during its ordinary course of business, made loans to directors and executive officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, executive officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

The largest aggregate amount of such extensions of credit to directors, executive officers, principal stockholders, and their associates during the period of January 1, 2005 through December 31, 2005 was $710,811. The aggregate amount owing to the Company from such individuals on December 31, 2005 was $543,950, or 1.08% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

There were no executive officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

During 2005 the Company did not receive any services from directors and their affiliated business or professional entities, which either totaled $60,000 or represented more than 5% of that firm’s gross revenue.

During 2005 the Bank sold the former PNB headquarters located at 287 Highland Street, Plymouth, New Hampshire to New Hampshire Electric Cooperative, of which Frederick C. Anderson is CEO and President. The sales price for the real estate was $1,500,000, which exceeded the appraised value. However, a $63,000 loss on sale was incurred as its’ net carrying value was $1,563,000. The Bank now leases approximately 2,000 square feet at a market rate to maintain this branch location.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Shatswell, MacLeod & Company, P.C. was the Company's independent auditing firm for 2005. Representatives of Shatswell, MacLeod & Company, P.C. are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod & Company, P.C. has served as the Company's independent auditing firm since September 30, 1997.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on March 31, 2006. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so, free of charge, by writing to Richard P. Orsillo, Senior Vice President & Chief Financial Officer, c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Alternatively, this report is available free of charge on the Company’s website at www.northwaybank.com as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

Northway's Bylaws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, Northway at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the “Anniversary Date”) or, in other words, no later than March 16, 2007 and no earlier than January 30, 2007for Northway’s next Annual Meeting; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if delivered to, or mailed to and received by, Northway at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such Annual Meeting and (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by Northway. Any proposal should be sent to, and a copy of the applicable provision(s) of the Bylaws may be obtained, without charge, upon written request to, Joseph N. Rozek, Secretary, of Northway at its principal executive office in Berlin, New Hampshire. The proposal must also comply with the other requirements of Northway’s Bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

In addition to the foregoing, in accordance with the rules of the SEC, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2007 must be received by Northway not less than 120 calendar days prior to the anniversary date of the immediately preceding proxy statement, or December 18, 2006, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in Northway’s proxy statement and form of proxy.

By Order of the Board of Directors

/s/ Joseph N. Rozek
Joseph N. Rozek
Secretary

Berlin, New Hampshire
April 18, 2006

APPENDIX A

NORTHWAY FINANCIAL, INC.

Audit Committee Charter

(Adopted by the Board of Directors at a meeting held on February 28, 2006)

I.	General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of Northway Financial, Inc. (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•
assist the Board of Directors (the “Board”) in its oversight of (1) the integrity of the Company’s financial statements, and (2) the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement

II.	Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200 under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 10A-3(b)(1) promulgated thereunder (subject to the exemptions provided in Rule 10A-3(c)), and (3) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD, (2) meets the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules promulgated thereunder, and (3) is not a current officer or employee or a “family member” (as defined in Rule 4200 under the Marketplace Rules of the NASD) of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Human Resources, Compensation and Nominating Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.	Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

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IV.	Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. The Chairman of the Audit Committee, in consultation with the other Committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.	Responsibilities and Authority

A.	Review of Charter

•
The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.	Matters Relating to Selection, Performance and Independence of Independent Auditor

•
The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•	The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•
The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

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•
The Audit Committee shall determine, to the extent it deems necessary or appropriate, the compensation to be paid to the independent auditor or other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and the Company shall pay such compensation.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•
The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•
The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

•
The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

•
obtain and review a report or reports from the independent auditor regarding (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

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•	review and evaluate the performance of the independent auditor and the lead partner; and

•
assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under Section 10A(j) of the Exchange Act and Rule 2-01 of Regulation S-X.

•
In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

C.	Audited Financial Statements and Annual Audit

•
The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)
the Company’s annual audited financial statements and Management’s Discussion and Analysis, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under Management’s Discussion and Analysis, prior to the filing of the Company’s Annual Report on Form 10-K and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

(ii)
any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

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(iii)	the adequacy of the Company’s internal controls and procedures for financial reporting and any special audit steps adopted in light of material control deficiencies.

(iv)
major changes in and other issues regarding accounting and auditing principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company; and

(vi)	the conduct, the adequacy and results of the review of the loan portfolios of the Company’s subsidiary banks.

•
The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A(b) of the Exchange Act has not been implicated.

•
The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•
The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 (“SAS 61”) and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

(i)	any restrictions on the scope of the independent auditors’ activities or access to requested information;

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(ii)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

(iv)	any management or internal control letter issued, or proposed to be issued, by the auditors; and

(v)	any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•
If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting, including the Company’s loan review process, which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•
Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•
The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D.	Internal Auditors

•
At least annually, the Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the internal audit plan. Such evaluation may include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditors.

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•
In connection with the Audit Committee’s evaluation of the Company’s internal audit function, the Audit Committee may evaluate the performance of the senior officer or officers responsible for the internal audit function.

E.	Unaudited Quarterly Financial Statements

•
The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under Management’s Discussion and Analysis, (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100 and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

F.	Procedures for Addressing Complaints and Concerns

•
The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

G.	Regular Reports to the Board

•
The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit or loan review function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

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VI.	Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.	Engagement of Advisors

•
The Audit Committee may engage independent counsel and such other advisors, as it deems necessary or advisable to carry out its duties, responsibilities and powers. If such counsel or other advisors are engaged, the Audit Committee shall determine the compensation or fees payable to such counsel or other advisors and the Company shall pay such compensation or fees.

B.	Legal and Regulatory Compliance

•
The Audit Committee may discuss with management and the independent auditor and review with the Board the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

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The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.	General

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The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

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In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

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The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties and the Company shall pay such expenses.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Ethics and Conflict of Interest Policy.

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*	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. Proposal to elect the following nominees for a three year term to continue until the 2009 Annual Meeting of Stockholders, and until the successor of each is duly elected and qualified:

	For	Withhold

01 - Frederick C. Anderson	*	*

02 - Brien L. Ward	*	*

Such other business as may properly come before the meeting or any adjournments or postponements thereof.

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
For joint accounts, each owner should sign. Executors, administrators, trustees, corporate officers and others acting in a representative capacity should give full title or authority.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy Northway Financial, Inc.

9 Main Street, Berlin, New Hampshire 03570
Proxy for Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph N. Rozek and Richard P. Orsillo, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. (“Northway”), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 30, 2006 at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement thereof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway’s 2005 Annual Report to Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instructions are indicated, the undersigned’s votes will be cast “FOR” each of such matters. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE